UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2007

POMEROY IT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20022	31-1227808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Petersburg Road, Hebron, KY 41048
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (859) 586-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the previous Form 8-K filed by Pomeroy IT Solutions, Inc. (“we” or “Company”) on July 27, 2007 relating to the termination of the employment of Stephen E. Pomeroy.

Section 1. – Registrant's Business and Operations

Item 1.02   Termination of a Material Definitive Agreement.

On August 30, 2007, Stephen E. Pomeroy, a former director and the former CEO of the Company, filed a Complaint With Jury Demand in the Boone County, Kentucky, Circuit Court against the Company, certain of our directors, one of our executive officers and Flagg Street Capital, LLC.  The Complaint alleges breach of contract, fraud, promissory estoppel, and tortious interference, and conspiracy to tortiously interfere, with contractual relationship, in connection with his employment agreement and our termination of his employment.  Mr. Pomeroy is seeking damages for amounts that would be owed under the employment agreement if his allegations of improper termination can be supported, as well as alleged amounts owed for a 2004 bonus, forfeited stock options and restricted stock, other compensatory and punitive damages and attorney’s fees.  We disagree with Mr. Pomeroy’s claims and the Company intends to defend the lawsuit vigorously.

We have previously reported on Forms 8-K that (i) Mr. Pomeroy’s employment with the Company was terminated on July 3, 2007; (ii) pursuant to his employment agreement, Mr. Pomeroy was entitled to receive his base salary, at the current rate, as well as all other unpaid amounts that were owed to him, including amounts under our compensation plans and programs, certain business expense reimbursements and certain life insurance payments, through July 20, 2007; (iii) in connection with his termination of employment, Mr. Pomeroy would forfeit restricted stock grants of 99,000 shares of the Company’s common stock; and (iv) we received correspondence from legal counsel for Mr. Pomeroy stating that he disputed the bases for his termination and purporting to give a “notice of dispute” as provided for in the employment agreement.  We also disclosed previously, that if it is subsequently determined that Mr. Pomeroy was not properly terminated, then we would owe compensation to Mr. Pomeroy that would include his full base salary, bonuses, and all employee benefits for the balance of his term of employment as in effect immediately prior to his termination of employment, plus his legal fees and expenses incurred in disputing his termination.

The foregoing discussion is qualified in its entirety by reference to Stephen Pomeroy's employment agreement with us, which agreement, as amended, is filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report and incorporated herein by reference.

Section 9. – Financial Statements and Exhibits

Item 9.01 Financial statements and Exhibits

(d)           Exhibits

Exhibit 99.1    Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(j)(7) of the Form 10-Q filed November 19, 2003).

Exhibit 99.2    First Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(j)(9) of the Form 10-Q filed May 17, 2004).

Exhibit 99.3    Second Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(A) of the Form 8-K filed October 13, 2005).

Exhibit 99.4    Third Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(A) of the Form 8-K filed October 19, 2006).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POMEROY IT SOLUTIONS, INC.

Date: September 6, 2007	By: /s/ Kevin G. Gregory

Kevin G. Gregory, President and Chief Executive Officer

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